                                                                      EXHIBIT 99

Chemical Bank, Trustee                                                        Determination Date:                      04-Jan-97
Manufactured Housing Contracts                                                Remittance Date:                         07-Jan-97
Senior/Subordinated Pass-Through Certificates Series 1996C                    For the Period Ended:                    25-Dec-96
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
Information for Clauses (a) through (s), Section 7.01
                                                                             Class A-1          Class A-2          Class A-3
 (a)   Class A and Class B Distribution Amounts                               1,270,820.75     145,600.00         106,641.67

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                              525,312.37
       (b) Partial Prepayments Received                                          11,208.08
       (c) Principal Payments in Full (Scheduled Balance)                       609,767.98
       (d) Liquidated Contract Scheduled Balance                                      0.00
       (e) Section 3.05 Purchase Scheduled Balance                                    0.00
       (f) Previously Undistributed Shortfalls in (a)
           through (e)                                                                0.00
                                                                            --------------  -------------      -------------
 Total Principal Distribution                                                 1,146,288.43           0.00               0.00

 (c)   Interest Distribution                                                    124,532.32     145,600.00         106,641.67
       Unpaid Interest Shortfall                                                      0.00           0.00               0.00
                                                                            --------------  -------------      -------------
 Total Interest Distribution                                                    124,532.32     145,600.00         106,641.67

 (d)   Beginning Class A and Class B Principal Balance                       26,342,109.56  27,300,000.00      19,100,000.00
       Less: Principal Distribution                                           1,146,288.43           0.00               0.00
                                                                            --------------  -------------      -------------
       Remaining Class A and Class B Principal Balance                       25,195,821.13  27,300,000.00      19,100,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                    126,837.52 (h) Pool Factor
       Section 8.06 Reimbursement Amount                                              0.00   Class A-1         0.87485490
       Section 6.02 Reimbursement Amount                                          6,000.00   Class A-2         1.00000000
       Reimburseable Fees                                                             0.00   Class A-3         1.00000000
                                                                            --------------   Class A-4         1.00000000
 Total Fees Due Servicer                                                        132,837.52   Class A-5         1.00000000
                                                                                             Class A-6         1.00000000
                                                                                             Class B-1         1.00000000
                                                                                             Class B-2         1.00000000


Information for Clauses (a) through (s), Section 7.01
                                                                Class A-4        Class A-5     Class A-6     Class B-1     Class B-2
 (a)   Class A and Class B Distribution Amounts                   68,587.50      93,337.53     62,319.54     42,421.54     33,126.67

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

                                                              -------------  -------------  ------------  ------------  ------------
 Total Principal Distribution                                          0.00           0.00          0.00          0.00          0.00

 (c)   Interest Distribution                                      68,587.50      93,337.53     62,319.54     42,421.54     33,126.67
       Unpaid Interest Shortfall                                       0.00           0.00          0.00          0.00          0.00
                                                              -------------  -------------  ------------  ------------  ------------
 Total Interest Distribution                                      68,587.50      93,337.53     62,319.54     42,421.54     33,126.67

 (d)   Beginning Class A and Class B Principal Balance        11,800,000.00  15,481,000.00  9,938,000.00  6,833,000.00  4,969,000.00
       Less: Principal Distribution                                    0.00           0.00          0.00          0.00          0.00
                                                              -------------  -------------  ------------  ------------  ------------
       Remaining Class A and Class B Principal Balance        11,800,000.00  15,481,000.00  9,938,000.00  6,833,000.00  4,969,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee
                                                                          Original Balance                         Rate
       Section 8.06 Reimbursement Amount                                   28,800,000.00                           5.673%
       Section 6.02 Reimbursement Amount                                   27,300,000.00                           6.400%
       Reimburseable Fees                                                  19,100,000.00                           6.700%
                                                                           11,800,000.00                           6.975%
 Total Fees Due Servicer                                                   15,481,000.00                           7.235%
                                                                            9,938,000.00                           7.525%
                                                                            6,833,000.00                           7.450%
                                                                            4,969,000.00                           8.000%
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

                                                                     No. of                   Unpaid Principal
 (f)   Delinquency                                                   Contracts                 Balance
         31-59 Days Delinquent                                         134                      4,280,282
         60-89 Days Delinquent                                          22                        686,138
          90+ Days Delinquent                                            4                        154,667

 (g)   Section 3.05 Repurchases                                                                      0.00

 (i)   Class R Distribution Amount                                                              52,094.12
       Reposession Profits                                                                           0.00

 (j)   Principal Balance of Contracts in Repossession                                                0.00

 (k)   Aggregate Net Liquidation Losses                                                              0.00

 (l)   (x) Class B-2 Formula Distribution Amount                                                33,126.67
       (y) Remaining Amount Available                                                           85,220.79
                                                                                            -------------
       Amount of (x) over (y)                                                                        0.00

 (m)   Class B-2 Liquidation Loss Amount                                                             0.00

 (n)   Guarantee Payment                                                                             0.00

 (o)   Unadvanced Shortfalls                                                                         0.00

 (p)   Number of units repossessed                                                                      0
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



 (q)   Principal Prepayments paid                                                                                 620,976.06

 (r)   Scheduled Principal Payments                                                                               525,312.37

 (s)   Weighted Average Interest Rate                                                                                  11.59%


                      Computation of Available Distribution Amount


(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                                   1,855,216.68
     Certificate Account Balance at Monthly Cutoff-SubServicer                                                    219,763.67
(ii) Monthly Advance made                                                                                               0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                                                5,822.74
(iii)Section 5.05 Certificate Fund Income-SubServicer                                                                 876.11
(v) Principal due Holders                                                                                               0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                                    66,447.88
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                                                    7,444.48
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                                            0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                                              0.00
   (iii) Monthly Servicing Fee                                                                                    126,837.52
   (iv)  Reimburseable Liquidation Expenses                                                                         6,000.00
   (v)   Section 6.04 (c) reimbursement                                                                                 0.00
   (vi)  Section 8.06 reimbursement                                                                                     0.00
   (vii) Amounts not required to be deposited-SubServicer                                                               0.00

Total Due Servicer                                                                                                132,837.52

Available Distrubution Amount-Vanderbilt                                                                        1,661,754.02
Available Distrubution Amount-SubServicer                                                                         213,195.30
To Class A and B                                                                                                1,822,855.20

Monthly Excess Cashflow                                                                                            52,094.12

Weighted Average Remaining Term (months)                                                                              171.71

       Scheduled Balance Computation


       Prior Month Balance                                                                                    121,764,016.56


       Current Balance                                                            120,661,800.10
                       Adv Principal                                                   19,065.61
                       Del Principal                                                   63,137.58
       Pool Scheduled Balance                                                                                 120,617,728.13


       Principal Payments in Full                                                     609,767.98
       Partial Prepayments                                                             11,208.08

       Scheduled Principal                                                            525,312.37

       Collateral Balance                                                                                     120,661,800.10
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